Virtus Disciplined Select Bond Fund,

a series of Virtus Opportunities Trust

Supplement dated August 7, 2013 to the Prospectus

dated January 31, 2013, as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

Effective July 1, 2013, Virtus Disciplined Select Bond Fund has changed its dividend frequency to quarterly. Accordingly, the table under the heading “Tax Status of Distributions” on page 212 of the fund’s statutory prospectus is hereby revised to indicate that Virtus Disciplined Select Bond Fund will make distributions from net investment income quarterly.

Investors should retain this supplement with the

Prospectus for future reference.

VOT 8020 DSBF DIV (8/2013)